Exhibit 99.1

NEWS RELEASE

For Immediate Release                   Contact:      William W. Sherertz
                                                      President and
                                                      Chief Executive Officer

                                      Telephone:      (503) 220-0988

                                      BBSI
               ANNOUNCES SECOND QUARTER 2005 OPERATING RESULTS AND
                           FINANCIAL GUIDANCE FOR 3Q05

      PORTLAND, OREGON, August 3, 2005 - Barrett Business Services, Inc. (Nasdaq: BBSI) reported today net income of $2,905,000 for the second quarter ended June 30, 2005, an improvement of $1,065,000 or 57.9% over net income of $1,840,000 for the second quarter of 2004. Diluted earnings per share for the 2005 second quarter were $.31, as compared to diluted earnings per share of $.20 for the same quarter a year ago, which have been adjusted for a 3-for-2 stock split effected on May 19, 2005.

      Net revenues for the second quarter ended June 30, 2005 totaled $59.6 million, an increase of approximately $11.9 million or 24.9% over the $47.7 million for the same quarter in 2004.


                                                  (Unaudited)               (Unaudited)
($ in thousands)                             Second Quarter Ended        Six Months Ended
                                                    June 30,                 June 30,
                                              -------------------      --------------------
           Results of Operations                2005       2004          2005        2004
--------------------------------------------  --------   --------      --------    --------
Revenues:
   Staffing services                          $ 35,637   $ 30,470      $ 64,179     $55,524
   Professional employer service fees           23,994     17,234        44,696      32,790
                                              --------   --------      --------    --------
     Total revenues                             59,631     47,704       108,875      88,314
                                              --------   --------      --------    --------
Cost of revenues:
   Direct payroll costs                         26,598     22,551        47,615      40,871
   Payroll taxes and benefits                   15,303     10,649        31,000      22,180
   Workers' compensation                         6,295      5,978        11,701      10,332
                                              --------   --------      --------    --------
     Total cost of revenues                     48,196     39,178        90,316      73,383
                                              --------   --------      --------    --------
Gross margin                                    11,435      8,526        18,559      14,931
Selling, general and administrative
   expenses                                      6,251      5,367        11,721      10,581
Depreciation and amortization                      217        253           453         495
                                              --------   --------      --------    --------
Income from operations                           4,967      2,906         6,385       3,855
Other income, net                                 (205)        38           (97)         59
                                              --------   --------      --------    --------
Income before taxes                              4,762      2,944         6,288       3,914
Provision for income taxes                       1,857      1,104         2,452       1,468
                                              --------   --------      --------    --------
Net income                                    $  2,905   $  1,840      $  3,836    $  2,446
                                              ========   ========      ========    ========
Basic earnings per share                      $    .33   $    .21      $    .44    $    .29
                                              ========   ========      ========    ========
Weighted average basic shares
   outstanding                                   8,717      8,573         8,681       8,565
                                              ========   ========      ========    ========
Diluted earnings per share                    $    .31   $    .20      $    .41    $    .26
                                              ========   ========      ========    ========
Weighted average diluted shares
   outstanding                                   9,398      9,279         9,375       9,286
                                              ========   ========      ========    ========

Barrett Business Services, Inc.
News Release - Second Quarter 2005
August 3, 2005


      The Company changed its reporting of PEO revenues from a gross basis to a net basis in 2002. The gross revenues and cost of revenues information below, although not in accordance with generally accepted accounting principles ("GAAP"), are presented for comparison purposes and because management believes such information is more informative as to the level of the Company's business activity and more useful in managing its operations.


                                        (Unaudited)               (Unaudited)
                                       Second Quarter          Six Months Ended
(in thousands)                           June 30,                  June 30,
                                    -------------------      -------------------
                                      2005       2004          2005       2004
                                    --------   --------      --------   --------
Revenues:
   Staffing services                $ 35,637   $ 30,470      $ 64,179   $ 55,524
   Professional employer services    147,945     97,984       276,496    189,704
                                    --------   --------      --------   --------
     Total revenues                  183,582    128,454       340,675    245,228
                                    --------   --------      --------   --------
Cost of revenues:
   Direct payroll costs              148,927    102,390       276,324    195,757
   Payroll taxes and benefits         15,303     10,648        31,000     22,179
   Workers' compensation               7,917      6,890        14,792     12,361
                                    --------   --------      --------   --------
     Total cost of revenues          172,147    119,928       322,116    230,297
                                    --------   --------      --------   --------
Gross margin                        $ 11,435     $8,526      $ 18,559   $ 14,931
                                    ========   ========      ========   ========

      Gross revenues of $183.6 million for the second quarter ended June 30, 2005 rose 42.9% over the similar period in 2004. For the six months ended June 30, 2005, gross revenues of $340.7 million increased 38.9% over the comparable period in 2004.

      A reconciliation of non-GAAP gross revenues to net revenues is as follows:

For the second quarters ended June 30, 2005 and 2004 (in thousands):

                                                     (Unaudited)
                                            Three Months Ended June 30,
                        --------------------------------------------------------------
                          Gross Revenue                                  Net Revenue
(in thousands)           Reporting Method      Reclassification       Reporting Method
                        ------------------   --------------------    -----------------
                          2005      2004       2005        2004       2005      2004
Revenues:
   Staffing services    $ 35,637  $ 30,470   $      --   $     --    $35,637   $30,470
   Professional
     employer
       services          147,945    97,984    (123,951)   (80,750)    23,994    17,234
                        --------  --------   ---------   --------    -------   -------
     Total revenues     $183,582  $128,454   $(123,951)  $(80,750)   $59,631   $47,704
                        ========  ========   =========   ========    =======   =======
Cost of revenues:       $172,147  $119,928   $(123,951)  $(80,750)   $48,196   $39,178
                        ========  ========   =========   ========    =======   =======

Barrett Business Services, Inc.
News Release - Second Quarter 2005
August 3, 2005


For the six months ended June 30, 2005 and 2004 (in thousands):


                                                   (Unaudited)
                                             Six Months Ended June 30,
                        ----------------------------------------------------------------
                           Gross Revenue                                Net Revenue
(in thousands)            Reporting Method      Reclassification      Reporting Method
                        -------------------   --------------------   -------------------
                          2005       2004       2005       2004        2005       2004
                        --------   --------   ---------  ---------   --------   --------
Revenues:
   Staffing services    $ 64,179   $ 55,524   $      --  $      --   $ 64,179   $ 55,524
   Professional
     employer
       services          276,496    189,704    (231,800)  (156,914)    44,696     32,790
                        --------   --------   ---------  ---------   --------   --------
     Total revenues     $340,675   $245,228   $(231,800) $(156,914)  $108,875   $ 88,314
                        ========   ========   =========  =========   ========   ========
Cost of revenues:       $322,116   $230,297   $(231,800) $(156,914)  $ 90,316   $ 73,383
                        ========   ========   =========  =========   ========   ========


      William W. Sherertz, President and Chief Executive Officer, commented that: "We had a great quarter and our business continues to grow. Our management team is proud that we were recently named the number one company in The Seattle Times's Northwest Top 100, as well as of our recent inclusion in the new Russell Microcap Index."

      The following summarizes the unaudited consolidated balance sheets at June 30, 2005 and December 31, 2004.

Barrett Business Services, Inc.
News Release - Second Quarter 2005
August 3, 2005

                                                                 June 30,     December 31,
($ in thousands)                                                   2005          2004
                                                                 --------      --------
                     Assets
                     ------

Current assets:
   Cash and cash equivalents                                     $ 21,662      $ 12,153
   Marketable securities                                            5,568         4,630
   Trade accounts receivable, net                                  36,420        23,840
   Prepaid expenses and other                                       2,074         1,364
   Deferred income taxes                                            5,588         4,100
   Workers' compensation receivables for insured claims               213           213
                                                                 --------      --------
     Total current assets                                          71,525        46,300
Goodwill, net                                                      22,516        22,516
Intangibles, net                                                       16            25
Property, equipment and software, net                               4,161         4,301
Restricted marketable securities and workers'
   compensation deposits                                            2,060         1,702
Unrestricted marketable securities                                    391            --
Deferred income taxes                                                 336           582
Other assets                                                          405           401
Workers' compensation receivables for insured claims                4,019         4,158
                                                                 --------      --------
                                                                 $105,429      $ 79,985
                                                                 ========      ========
             Liabilities and Stockholders' Equity
             ------------------------------------

Current liabilities:
   Current portion of long-term debt                             $    348      $    348
   Income taxes payable                                             1,264            --
   Accounts payable                                                   585           994
   Accrued payroll, payroll taxes and related benefits             32,200        17,427
   Workers' compensation claims liabilities                         5,648         4,946
   Workers' compensation claims liabilities for insured claims        213           213
   Safety incentives liabilities                                    6,758         4,807
   Other accrued liabilities                                        1,255           414
                                                                 --------      --------
     Total current liabilities                                     48,271        29,149
Long-term debt, net of current portion                              1,168         1,441
Customer deposits                                                     670           608
Long-term workers' compensation claims liabilities                  6,712         4,840
Long-term workers' compensation liabilities for insured claims      4,019         4,158
Deferred gain on sale and leaseback                                   976         1,036
Stockholders' equity                                               43,613        38,753
                                                                 --------      --------
                                                                 $105,429      $ 79,985
                                                                 ========      ========


Outlook for Third Quarter 2005

      The Company also disclosed today limited financial guidance with respect to its operating results for the third quarter ending September 30, 2005. The Company expects gross revenues for the third quarter of 2005 to range from $198 million to $201 million, an increase of approximately 38% over the third quarter of 2004, and anticipates diluted earnings per share for the third quarter of 2005, including the approximate effect of its recent follow-on equity offering, to range from $.35 to $.37 per share, an increase of approximately 33% over $.27 per share for the same period a year ago, on a split-adjusted basis. Excluding the approximate effect of its recent follow-on equity offering, anticipated diluted earnings per share for the third quarter of 2005 would

Barrett Business Services, Inc.
News Release - Second Quarter 2005
August 3, 2005


range from $.40 to $.42 per share, an increase of approximately 52% over $.27 per share for the same period last year, on a split-adjusted basis. Calculation of the approximate effect of the Company's recent follow-on equity offering is based on the issuance of 1,864,000 shares of common stock on August 2, 2005, as well as the issuance of an additional 320,850 shares assuming exercise of the underwriters' over-allotment option prior to its expiration on August 26, 2005. A reconciliation of estimated gross revenues to estimated GAAP net revenues for the third quarter of 2005 is not included because PEO revenues and cost of PEO revenues for the period are not reasonably estimable.

      On August 4, 2005 at 9:00 a.m. Pacific Time, William W. Sherertz and Michael D. Mulholland will host an investor telephone conference call to discuss second quarter 2005 operating results. To participate in the call, dial (877) 356-3717. The call identification number is 8219159. The conference call will also be webcast live at www.barrettbusiness.com. To access the webcast, click on the Investor Relations section of the Web site and select Webcast. A replay of the call will be available beginning August 4, 2005 at 11:00 a.m. and ending on August 11, 2005. To listen to the recording, dial (800) 642-1687 and enter conference identification code 8219159.

      BBSI provides a comprehensive range of human resource management solutions to large and small companies throughout many regions of the United States.

      Statements in this release about future events or performance, including earnings expectations for the third quarter of 2005, are forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements. Factors that could affect future results include economic conditions in the Company's service areas, the effect of changes in the Company's mix of services on gross margin, future workers' compensation claims experience, the effect of changes in the workers' compensation regulatory environment in one or more of our primary markets, collectibility of accounts receivable, and the effect of our recent follow-on equity offering, among others. Other important factors that may affect the Company's future prospects are described in the Company's 2004 Annual Report on Form 10-K. Although forward-looking statements help to provide complete information about the Company, readers should keep in mind that forward-looking statements may be less reliable than historical information. The Company undertakes no obligation to update or revise forward-looking statements in this release to reflect events or changes in circumstances that occur after the date of this release.

                                      #####